Consolidated Statements of Other Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Consolidated Statements of Other Comprehensive Income
Profit for the year	$ 235,467	$ 433,935	$ 45,160
Items that will not be reclassified to profit or loss:
Remeasurements of defined benefit pension plans	684	165	(214)
Unrealized gain (loss) on financial assets at fair value through other comprehensive income	152	(181)	65
Income tax related to items that will not be reclassified subsequently	(107)	(27)	38
Items that may be reclassified subsequently to profit or loss:
Foreign operations - foreign currency translation differences	(157)	(72)	556
Other comprehensive income for the year, net of tax	572	(115)	445
Total comprehensive income for the year	236,039	433,820	45,605
Total comprehensive income attributable to noncontrolling interests	1,391	2,958	1,933
Total comprehensive income attributable to Himax Technologies, Inc. stockholders	$ 237,430	$ 436,778	$ 47,538